SUPPLEMENT TO THE PROSPECTUS
                                       OF
                      EVERGREEN STATE MUNICIPAL BOND FUNDS


I. Evergreen Connecticut Municipal Bond Fund, Evergreen New Jersey Municipal Bond Fund, Evergreen Pennsylvania Municipal Bond Fund (together "the Funds")

         Effective November 1, 1999, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         Evergreen Connecticut Municipal Bond Fund

         Diane C. Beaver has been the Fund's portfolio manager since November 1999. Ms. Beaver has been a municipal trader and assistant portfolio manager at FUNB since April 1993. She became a portfolio manager in April 1998 and a Vice President at FUNB in November 1999.

         Evergreen New Jersey Municipal Bond Fund

         Keith Lowe, CFA, has been the Lead Manager of the Fund since November 1999. Jocelyn Thayer has been the Co-Manager of the Fund since November 1992. Mr. Lowe joined EIM in August 1994 as a senior municipal analyst and became a a Vice President in July 1999 and a portfolio manager in November 1999. Ms. Thayer has been a Vice President and municipal bond fund portfolio manager since joining FUNB in November 1992.

         Evergreen Pennsylvania Municipal Bond Fund

         Charles Jeanne, CFA, has been the Lead Manager of the Fund since November 1999. Jocelyn Thayer has been the Co-Manager of the Fund since November 1997. Mr. Jeanne joined FUNB in July 1989 and has been a portfolio manager with FUNB since January 1992 and a Vice President since July 1996. Mr. Jeanne has been affiliated with EIMC since 1993. Ms. Thayer has been a Vice President and municipal bond fund portfolio manager since joining FUNB in November 1992.


                                                                  551345 11/99

November 10, 1999